            PROSPECTUS                                          APRIL 1, 1999

                            SG COWEN INCOME + GROWTH
                                   FUND, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [LOGO]                                                     [LOGO]

                               TABLE OF CONTENTS

                                                              Page
                                                           -----------
FUND PROFILE.............................................           3

HOW WE MANAGE THE FUND...................................           6

Our investment strategies................................           6

The securities in which we typically invest..............           6

The risks of investing in the Fund.......................           6

WHO MANAGES THE FUND.....................................           7

Investment adviser.......................................           7

Management fees..........................................           7

Portfolio managers.......................................           7

ABOUT YOUR ACCOUNT.......................................           8

Choosing share class.....................................           8

How to reduce your sales charge..........................           9

How to buy shares........................................           9

How to sell shares.......................................          10

Account minimum..........................................          10

Special services.........................................          10

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................          11

FINANCIAL HIGHLIGHTS.....................................          12

FUND PROFILE:

WHAT ARE THE FUND'S GOALS?

    The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

    We analyze economic and market conditions, seeking to identify the securities that we think make the best investments in pursuit of the Fund's investment objective. We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 80% of the Fund's assets will be in equity securities.

    In selecting investments, we consider such factors as a company's current valuation, market capitalization, price-earnings ratio, current dividend yield, and its potential for strong positive cash flow and future dividend growth.

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and the statement of additional information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

    Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Although a consideration in the selection of the Fund's investments, capital appreciation is not the primary objective of the Fund and investors should not expect appreciation comparable to that of mutual funds with capital appreciation as a primary objective. For further discussion of risk, see "How we Manage the Fund."

    You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

    THE BAR CHART AND TABLE below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied over the past ten calendar years, as well as the average annual returns of all of the Fund's shares for one, five, and ten years -- compared to the performance of the S&P 500 Index and the Lipper Equity Income Fund Average. You should remember that unlike the Fund, the S&P 500 Index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. However, the Lipper Equity Income Fund Average, which shows how the Fund's performance compares with returns of an index of funds with similar investment objectives does include these costs. The Fund's past performance is not necessarily an indication of how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR BY YEAR RETURNS

                            SG Cowen Income & Growth Fund
Year-end returns
1989                                               23.55%
1990                                               -8.61%
1991                                               26.49%
1992                                               12.26%
1993                                                9.25%
1994                                               -6.13%
1995                                               36.77%
1996                                               13.13%
1997                                               22.90%
1998                                                0.65%

    During the ten years illustrated above, the Fund's highest return in one quarter was +10.86% (12/31/95) and its lowest return in one calendar quarter (9/30/90) was -10.55%.

CALENDAR YEAR RETURNS (CLASS A)

    The maximum Class A sales charge of 4.75%, assessed when you purchase shares, is not reflected in the total returns noted above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

AVERAGE ANNUAL RETURNS AS OF 12/31/98

                                                                  1 Year       5 Years     10 Years
                                                                -----------  -----------  -----------
SG Cowen Income + Growth Fund, Inc. Class A...................       (4.10)%      11.34%       11.60%
S&P 500.......................................................       28.76%       24.15%       19.22%
Lipper Equity Income Fund Average.............................       11.76%       16.61%       14.89%

                                                                          1 Year      Inception
                                                                        -----------  -----------
SG Cowen Income + Growth Fund, Inc. Class B...........................       (5.10)%      13.72%*
SG Cowen Income + Growth Fund, Inc. Class I...........................        0.88%       15.04%**

*  May 17, 1994

** May 9, 1994

WHAT ARE THE FUND'S FEES AND EXPENSES?

    These tables describe the fees and expenses you may pay in connection with an investment in the Fund.

    SHAREHOLDERS FEES are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.

Share Class                                                        A             B           I
-------------------------------------------------------------  ---------     ---------     ------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)............................................       4.75%(1)      None       None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  purchase price or redemption price, whichever is lower)....       None             5%(2)   None
Maximum Sales Charge (Load) on Reinvested Dividends..........       None          None       None
Redemption Fees(3)...........................................       None          None       None
Exchange Fee.................................................       None          None       None

    ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from the Fund's income or assets.

Share Class                                                               A        B        I
----------------------------------------------------------------------  ------   ------   ------
Management Fees.......................................................    0.75%    0.75%    0.75%
Distribution and Service (12b-1) Fees.................................    0.25%    1.00%     0.0%
Other Expenses........................................................    0.25%    0.28%    0.22%
Total Operating Expenses..............................................    1.25%    2.03%    0.97%

EXAMPLE(4)

    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                                        10
                                        1 Year    3 Years   5 Years    Years
                                        -------   -------   -------   -------
Class A...............................  $  596    $  853    $1,129    $1,915
Class B (assumes redemption at end of
  period).............................  $  706    $  937    $1,293    $2,358
Class B (assumes no redemption).......  $  206    $  637    $1,093    $2,358
Class I...............................  $   99    $  309    $  536    $1,190

------------

(1) A purchase of Class A shares at $1 million or more will be made at net asset value.

(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

                             HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

    We invest at least 80 percent of the Fund's assets, under normal market conditions, in equity securities such as common and preferred stock, and securities that are convertible into or exchangeable for common stock. The Fund may also write covered call options. We focus on stocks that have a record of paying dividends and increasing dividends, and that we believe have the potential for increasing dividends over time.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

    The following is a description of the securities in which we normally invest. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

    Equity securities: equity securities include common and preferred stocks.

    Covered call options: an agreement that gives the buyer the right but not the obligation to buy a certain amount of a specific security for a specific price within a certain time period regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

    In particular, the Fund's annual report discusses the relevant market conditions and investment strategies used by the Fund's investment adviser that materially affected the Fund's performance during the last fiscal year. You may obtain these reports at no cost by calling 1-800-309-1111.

TEMPORARY DEFENSIVE POSITION

    For temporary defensive purposes, in attempt to respond to adverse market economic or political conditions, we may invest up to 20% of the Fund's assets and in excess of that amount when market conditions warrant, in fixed-income securities such as corporate bonds, commercial paper, or short-term money market securities such as obligations issued or guaranteed by the U.S. Government. To the extent we find it necessary to invest in such securities, we may not achieve the Fund's goal.

THE RISKS OF INVESTING IN THE FUND

    Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund's investment, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund:
(1) Market risk is the risk that all or a majority of the securities in a certain market-- like the stock or bond market-- will decline in value because of factors such as economic conditions, future expectations or investor confidence; (2) Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value; and (3) Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

YEAR 2000 RISKS

    Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Investment Adviser and other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." This problem may also adversely affect the issues in which the Fund invests. The Investment Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                              WHO MANAGES THE FUND

    The officers of the Fund conduct the Fund's daily business operations, subject to the supervision of the Fund's Board of Directors.

INVESTMENT ADVISER

    From the Fund's commencement of operations until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager to the Fund. On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation, a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation. SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen, through its investment management division, SG Cowen Asset Management, has served as the new investment adviser to the Fund, with the existing investment management personnel of Cowen continuing to provide investment management services to the Fund for the same management fee described below. SG Cowen, which currently manages approximately $6 billion in assets, manages the Fund's business affairs, including being responsible for the Fund's investment program, and provides daily administrative services.

MANAGEMENT FEES

    For managing the Fund and its investments, the adviser is paid a yearly fee of 0.75% of daily net asset value.

PORTFOLIO MANAGERS

    William Rechter and Benedict Capaldi are primarily responsible for the daily management of the Fund. Mr. Rechter has had such responsibility since the Fund commenced operations in 1986, while Mr. Capaldi has been associated with the Fund since 1997.

    William Rechter is a Senior Vice President and Senior Investment Officer, and has served as a Managing Director and Portfolio Manager of SG Cowen since July 1, 1998. Previously, he was a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated. Prior to joining Cowen, Mr. Rechter was President and Chief Investment Officer of Sperry Capital Management. He is a Chartered Financial Analyst with 28 years of investment experience.

    Benedict Capaldi is a Senior Investment Officer, and has served as a Managing Director and Portfolio Manager of SG Cowen since July 1, 1998. He was a Managing Director and Portfolio Manager of Cowen Asset

Management since December, 1996. Before joining Cowen, he was a Portfolio Manager for Provident Capital Management, Inc., Senior Vice President and Portfolio Manager for Radnor Capital Management and President of Chestnut Hill Advisors, Inc. He is a Chartered Financial Analyst with 32 years of investment experience.

                               ABOUT YOUR ACCOUNT

    You can choose from a number of share classes. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

    CLASS A Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. If you invest $50,000 or more your front-end sales charge will be reduced. You may qualify for other reduced sales charges, as described in "How To Reduce Your Sales Charges," and under certain circumstances the sales charge may be waived; please see the Fund's Statement of Additional Information. Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of the Fund's average daily net assets, which is lower than the 12b-1 fee for Class B shares. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares. Class A shares are not subject to a contingent deferred sales charge. The offering price includes a front-end sales charge.

CLASS A SHARES FEES

                                          Sales charge as  Sales charge as %   Dealer's commission
                                           % of offering       of amount        as % of offering
Amount of purchase                             price           invested               price
----------------------------------------  ---------------  -----------------  ---------------------
Up to $49, 999..........................          4.75%             5.00%                4.00%
$50,000 to $99,999......................          4.00%             4.17%                3.25%
$100,000 to $249,999....................          3.75%             3.90%                3.00%
$250,000 to $499,999....................          2.50%             2.56%                2.00%
$500,000 to $999,999....................          2.00%             2.04%                1.50%
$1,000,000 to $2,999,999................             0%                0%                1.00%
$3,000,000 to $3,999,999................             0%                0%                0.50%

    If you invest $4 million or more, you will receive Class I shares, which are not subject to any sales charge or service fee.

    CLASS B Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them. If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Under certain circumstances the contingent deferred sales charge may be waived; please see the Fund's Statement of Additional Information. Class B shares are subject to an annual 12b-1 fee no greater than 1% of the Fund's average daily net assets, of which 0.25% are service fees paid for providing services and maintaining shareholder accounts. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares.

    CLASS I Class I shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class I shares are not subject to a contingent deferred sales charge or to an annual 12b-1 fee. Class I shares may be referred to as institutional shares. They are available exclusively to certain types of investors such as employee benefit plans of selected dealers of the Fund, charitable organizations, investment advisory and consulting clients of SG Cowen, accounts as to which a broker, registered investment adviser, or bank charges an account management fee and certain omnibus accounts. Please contact your financial adviser for further information or see the Fund's Statement of Additional Information.

HOW TO REDUCE YOUR SALES CHARGE

    We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Fund's Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

PROGRAM

Letter of intent         You can use a Letter of Intent to combine all your purchases of Class A shares in selected SG Cowen Funds over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation   You may also combine your previous purchases of Class A shares in the Fund along with the purchase of Class A shares of
                         selected other SG Cowen Funds to reduce your front-end sales charges.

Reinvestment of          Up to 30 days after you redeem your Class A shares, you can
redeemed shares          reinvest the proceeds without paying a front-end sales charge.
                         You may use this privilege only once.

Certain individuals,     Qualified individuals, organizations, retirement and profit
employees of SG Cowen,   sharing plans, and others may qualify for the purchase of
401(k) and other         Class A shares without a sales charge.
retirement plans

Please see your financial adviser to determine whether you qualify for any of these programs, or consult the Statement of Additional Information.

HOW TO BUY SHARES

    Your financial adviser can handle all the details of purchasing shares, including opening an account. You can also invest in the Fund by mail. Complete an investment slip indicating the class of shares you wish to purchase, and mail it with your check payable to the Fund to: DST Systems, Inc. ("DST"), 210 West 10th Street, Kansas City, MO 64105. If you are making an initial purchase by mail, you must include a completed Investment Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. If you want to purchase shares by Federal wire, contact the Fund directly at 1-800-309-1111. There is no charge for establishing or maintaining an account.

    You can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. If you are buying shares in an IRA, or a retirement plan for self-employed persons, the minimum initial purchase is $500, and additional investments of only $50 after that.

    If your order is received before 4:15 p.m. Eastern time on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after 4:15 p.m., you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

    Normally, we determine the Fund's net asset value (NAV) per share as of 4:15 p.m. Eastern time each day the New York Stock Exchange is open for business. We calculate the net asset value per share by adding the market value of all the securities and other assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We price securities and other assets for which market quotations are available at their market value. Any short-term investments which have a maturity of less than 60 days are priced at amortized cost.

HOW TO SELL SHARES

    You can sell your shares back to the Fund by mail or by contacting your financial adviser. Generally, SG Cowen and other authorized dealers will act on your oral instructions to redeem shares. If you send a written order to DST to redeem shares, your request must be signed by all owners of the account, and you must include a signature guarantee for each owner. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.

    When a properly completed request to sell or exchange shares is received by 4:15 p.m. Eastern time on any day the New York Stock Exchange is open for business, you will receive the net asset value as determined on the business day your request is received. We will pay you normally within three business days, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send you the proceeds from the sale of your shares.

ACCOUNT MINIMUM

    If as a result of redemption your account balance falls below the required minimum amount of $500, you will have 30 days to raise the balance to the minimum after we notify you in writing. If your account is not at the minimum by the required time, we may redeem it.

SPECIAL SERVICES

    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 1-800-309-1111.

- You can exchange all or part of your shares for the same class of shares in certain other SG Cowen funds without paying a sales charge. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the Fund's prospectus and read it carefully before buying shares through an exchange. For income tax purposes, an exchange is treated as a concurrent sale and purchase and any gain on the transaction may be subject to income tax. Therefore, you should consult your tax adviser about the tax consequences of any exchange.

- You can automatically invest regular monthly investments of $100 or more directly from your checking account. No fee is charged for these automatic transactions, but a service charge of $10.00 will be deducted for checks returned for insufficient funds. The Fund reserves the right upon notification to all participants, to impose a fee in the future.

- You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account (IRA), Roth IRA and Education IRA.

- Through our Systematic Withdrawal Plan, you can arrange a regular monthly, quarterly, or annual payment from your account made to you or someone you designate. If the value of your account is $10,000 or more, you can make withdrawals of at least $50 monthly.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund declares and pays income dividends quarterly, while any net realized capital gains are generally distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

    Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is not affected by whether you reinvest your dividends or receive them in cash. Dividends from short-term capital gains and net investment income are generally taxable as ordinary income; dividends from long-term capital gains are taxable as capital gains. In addition, you may be subject to state and local taxes on distributions.

    We will send you a statement each year detailing the amount and tax status of all dividends and capital gains that you were paid during the prior year.

                              FINANCIAL HIGHLIGHTS

    These financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. All information reflects financial results for a single share in the Fund. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Fund's annual report, which is available upon request by calling 1-800-309-1111.

                                                  SG Cowen Income + Growth Fund, Inc. - Class A
                                          -------------------------------------------------------------
                                                                                 Four        Year Ended
                                               Year Ended November 30,          Months        July 31,
                                          ----------------------------------    Ended        ----------
                                           1998     1997     1996     1995     11/30/94         1994
                                          -------  -------  -------  -------  ----------     ----------
NET ASSET VALUE
  Beginning of Period...................  $ 14.55  $ 14.40  $ 13.19  $ 10.62  $ 11.06         $ 12.97
                                          -------  -------  -------  -------  ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net...............     0.29     0.36     0.48     0.51     0.19            0.52
  Net Realized and Unrealized Gains
   (Losses) on Investments..............     0.19     1.97     1.74     2.54    (0.50)          (0.44)
                                          -------  -------  -------  -------  ----------     ----------
  Net from Investment Operations........     0.48     2.33     2.22     3.05    (0.31)           0.08
                                          -------  -------  -------  -------  ----------     ----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income...............................    (0.30)   (0.36)   (0.52)   (0.48)   (0.13)          (0.52)
  Distributions from Net Realized Gains
   on Investments.......................    (2.39)   (1.82)   (0.49)       -        -           (1.47)
                                          -------  -------  -------  -------  ----------     ----------
  Total Distributions...................    (2.69)   (2.18)   (1.01)   (0.48)   (0.13)          (1.99)
                                          -------  -------  -------  -------  ----------     ----------
NET ASSET VALUE
  End of Period.........................  $ 12.34  $ 14.55  $ 14.40  $ 13.19  $ 10.62         $ 11.06
                                          -------  -------  -------  -------  ----------     ----------
                                          -------  -------  -------  -------  ----------     ----------
Total Return(5).........................     3.98%   19.21%   17.86%   29.50%   (8.50)%(2)       0.28%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)..............  $44,643  $55,383  $52,502  $49,298  $32,104         $34,722
  Ratio of Expenses to Average Net
   Assets...............................     1.20%    1.21%    1.24%    1.31%    0.47%(3)        1.26%
  Ratio of Investment Income - Net to
   Average Net Assets...................     2.22%    2.65%    3.56%    4.29%    1.65%(3)        4.32%
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers....     0.05%    0.14%    0.15%    0.19%    0.07%(3)        0.04%
  Portfolio Turnover Rate...............       62%      75%      79%      72%      31%             76%

                                                SG Cowen Income + Growth Fund, Inc. - Class B
                                          ----------------------------------------------------------
                                                                             Four        Period From
                                             Year Ended November 30,        Months       5/17/94(4)
                                          ------------------------------    Ended          Through
                                           1998    1997    1996    1995    11/30/94        7/31/94
                                          ------  ------  ------  ------  ----------     -----------
NET ASSET VALUE
  Beginning of Period...................  $14.46  $14.31  $13.14  $10.58   $11.04          $10.85(1)
                                          ------  ------  ------  ------  ----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net...............    0.17    0.27    0.37    0.42     0.16            0.09
  Net Realized and Unrealized Gains
   (Losses) on Investments..............    0.20    1.95    1.73    2.54    (0.50)           0.20
                                          ------  ------  ------  ------  ----------     -----------
  Net from Investment Operations........    0.37    2.22    2.10    2.96    (0.34)           0.29
                                          ------  ------  ------  ------  ----------     -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income...............................   (0.20)  (0.25)  (0.44)  (0.40)   (0.12)          (0.10)
  Distributions from Net Realized Gains
   on Investments.......................   (2.39)  (1.82)  (0.49)      -        -               -
                                          ------  ------  ------  ------  ----------     -----------
  Total Distributions...................   (2.59)  (2.07)  (0.93)  (0.40)   (0.12)          (0.10)
                                          ------  ------  ------  ------  ----------     -----------
NET ASSET VALUE
  End of Period.........................  $12.24  $14.46  $14.31  $13.14   $10.58          $11.04
                                          ------  ------  ------  ------  ----------     -----------
                                          ------  ------  ------  ------  ----------     -----------
Total Return(5).........................    3.11%  18.34%  16.89%  28.49%   (9.33)%(2)      13.19%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)..............  $2,711  $4,478  $2,581  $1,453     $280             $56
  Ratio of Expenses to Average Net
   Assets...............................    1.97%   1.99%   2.04%   2.07%    0.75%(3)        0.57%(3)
  Ratio of Investment Income - Net to
   Average Net Assets...................    1.43%   1.84%   2.76%   3.44%    1.31%(3)        0.45%(3)
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers....    0.06%   0.14%   0.15%   0.19%    0.07%(3)        0.04%(3)
  Portfolio Turnover Rate...............      62%     75%     79%     72%      31%             76%

                                                 SG Cowen Income + Growth Fund, Inc. - Class I
                                          ------------------------------------------------------------
                                                                                              Period
                                                                                Four           From
                                               Year Ended November 30,         Months       5/9/94(4)
                                          ---------------------------------    Ended         Through
                                           1998    1997     1996     1995     11/30/94       7/31/94
                                          ------  -------  -------  -------  ----------     ----------
NET ASSET VALUE
  Beginning of Period...................  $14.61  $ 14.45  $ 13.23  $ 10.62   $11.06          $10.91(1)
                                          ------  -------  -------  -------  ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net...............    0.35     0.41     0.58     0.52     0.20            0.10
  Net Realized and Unrealized Gains
   (Losses) on Investments..............    0.16     1.97     1.69     2.59    (0.50)           0.16
                                          ------  -------  -------  -------  ----------     ----------
  Net from Investment Operations........    0.51     2.38     2.27     3.11    (0.30)           0.26
                                          ------  -------  -------  -------  ----------     ----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income...............................   (0.34)   (0.40)   (0.56)   (0.50)   (0.14)          (0.11)
  Distributions from Net Realized Gains
   on Investments.......................   (2.39)   (1.82)   (0.49)       -        -               -
                                          ------  -------  -------  -------  ----------     ----------
  Total Distributions...................   (2.73)   (2.22)   (1.05)   (0.50)   (0.14)          (0.11)
                                          ------  -------  -------  -------  ----------     ----------
NET ASSET VALUE
  End of Period.........................  $12.39  $ 14.61  $ 14.45  $ 13.23   $10.62          $11.06
                                          ------  -------  -------  -------  ----------     ----------
                                          ------  -------  -------  -------  ----------     ----------
Total Return(5).........................    4.22%   19.57%   18.25%   29.99%   (8.37)%(2)      10.63%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)..............  $5,920  $10,444  $11,733  $19,309   $6,029          $4,988
  Ratio of Expenses to Average Net
   Assets...............................    0.91%    1.05%    0.90%    0.96%    0.40%(3)        0.28%(3)
  Ratio of Investment Income - Net to
   Average Net Assets...................    2.50%    2.98%    3.90%    4.66%    1.68%(3)        1.13%(3)
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers....    0.06%    0.14%    0.16%    0.19%    0.07%(3)        0.05%(3)
  Portfolio Turnover Rate...............      62%      75%      79%      72%      31%             76%

---------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution

(2) Annualized

(3) Not Annualized

(4) Commencement of Distribution

(5) Exclusive of Sales Charges

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in its current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at Financial Square, New York, NY 10005, or Funds Distributor Inc., the Fund's distributor, at 60 State Street, Boston, MA 02109, or call toll-free 1-800-309-1111.

    You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

Investment Company Act file number: 811-4672